UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 27, 2006

Date of Report (date of earliest event reported)

Copart, Inc.

(Exact name of Registrant as specified in its charter)

California	0-23255	94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4665 Business Center Drive

Fairfield, California  94534

(Address of principal executive offices)

(707) 639-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under Section Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION INCLUDED IN THIS REPORT

Section 8 — Other Events

Item 8.01      Other Events

Copart, Inc. and Manheim Services Corporation have resolved the lawsuit filed in the United States District Court for the Northern District of Georgia, captioned Manheim Services Corp. v. Copart, Inc., Civil Action No. 1:05-CV-1527-WSD (“the MSC Action”), pursuant to a written settlement agreement. No material amounts were exchanged by the parties pursuant to the settlement agreement.  The full text of the press release is furnished herewith as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release, dated June 27, 2006, of Copart, Inc. announcing resolution of patent litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2006	Copart, Inc.

	By:	/s/ William E. Franklin
William E. Franklin
Senior Vice President
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated June 27, 2006, of Copart, Inc. announcing resolution of patent litigation.